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                    Supplement Dated October 30, 2000 to the
                        Prospectus Dated August 28, 2000
                               __________________

                             NUVEEN MUNICIPAL TRUST
                Nuveen Intermediate Duration Municipal Bond Fund
                               __________________

Effective October 30, 2000, the Nuveen Intermediate Duration Municipal Bond Fund (the "Fund") will adopt the Class A sales charge structure shown below. This sales charge structure reflects the fund's repositioning over the last year as an intermediate-term fund from a long-term fund.

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                                                                                               Authorized Dealer
                                     Sales Charge as % of      Sales Charges as % of Net   Commission as % of Public
Amount of Purchase                   Public Offering Price          Amount Invested              Offering Price
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
Less than $50,000                           3.00%                        3.09%                       2.50%
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$50,000 but less than $100,000              2.50%                        2.56%                       2.00%
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$100,000 but less than $250,000             2.00%                        2.04%                       1.50%
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$250,000 but less than $500,000             1.50%                        1.52%                       1.25%
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$500,000 but less than $1,000,000           1.25%                        1.27%                       1.00%
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$1,000,000 and over                           --/1/                        --                        0.75%/1/
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



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/1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 0.75% of the first $2.5 million, plus .50% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 0.75% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                     PLEASE KEEP THIS WITH YOUR PROSPECTUS
                              FOR FUTURE REFERENCE